                      SEI INSTITUTIONAL INVESTMENTS TRUST
                                 SMALL CAP FUND
                           INTERNATIONAL EQUITY FUND
                          EMERGING MARKETS EQUITY FUND

                        SUPPLEMENT DATED APRIL 21, 1998,
                   TO THE PROSPECTUS DATED SEPTEMBER 30, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, appointed Scottish Widows Investment Management Limited ("Scottish Widows") and SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.) ("SG Yamaichi") as Money Managers to the Trust's International Equity Fund (the "Fund"). Scottish Widows and SG Yamaichi were approved as Money Managers at the Quarterly Meeting of the Board of Trustees held on March 23, 1998, and their respective appointments do not require Shareholder approval. At the same Meeting, the Trustees determined to terminate Lazard London International Investment Management Limited, Farrell Wako Global Investment Management, Inc., and Seligman Henderson Co. as Money Managers to the Fund, effective on March 24, 1998. This procedure for adding and replacing money managers was approved by the Trust's sole initial Shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating Scottish Widows and SG Yamaichi, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC"), Scottish Widows and SG Yamaichi. SIMC recommended the selection of Scottish Widows and SG Yamaichi and reviewed the consideration and the search process that led to its recommendations. The Trustees also met with representatives of Scottish Widows and SG Yamaichi and considered information about portfolio managers, investment philosophies, strategies and process, as well as their performance track records, among other factors. In appointing Scottish Widows and SG Yamaichi, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Scottish Widows and SG Yamaichi; (2) the distinct investment objective and policies of the Fund; (3) the history, reputation, qualification and background of Scottish Widows' and SG Yamaichi's personnel and their respective financial conditions; (4) their respective performance track records; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Scottish Widows and SG Yamaichi, including any benefits to be received by Scottish Widows and SG Yamaichi or their affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreements (the "Sub-Advisory Agreements") between SIMC (the "Adviser") and each of Scottish Widows and SG Yamaichi relating to the Fund, each of Scottish Widows and SG Yamaichi makes investment decisions for the assets of the Fund allocated to it by SIMC, continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Scottish Widows and SG Yamaichi are independent of SIMC and discharge their responsibility subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objective, policies and limitations. The Sub-Advisory Agreements are substantially similar to those in existence between the Adviser and the Trust's other Money Managers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreements are identical, to the other Agreements. The Sub-Advisory Agreements will remain in effect until March 2000 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Scottish Widows and SG Yamaichi as Money Managers to the Fund, "The Money Managers" Section on page 16 of the Prospectus is amended by inserting the following disclosure:

SCOTTISH WIDOWS INVESTMENT MANAGEMENT LIMITED

Scottish Widows Investment Management Limited ("Scottish Widows") acts as a Money Manager for a portion of the assets of the International Equity Fund. Scottish Widows is a wholly-owned subsidiary of the Scottish Widows Group, a mutual insurance company founded in 1815 and based in Edinburgh, Scotland. Scottish Widows was established to provide fund management across a board client base which includes both individual and institutional accounts. Scottish Widows employs a concentrated growth investment process and specializes in the European market. Scottish Widows is a registered investment adviser that managed approximately $43 billion among 67 accounts as of December 31, 1997. The principal business address of Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.

Albert Morillo, a Director of Scottish Widows, is primarily responsible for the day-to-day management and investment decisions made with respect to the assets of Scottish Widows' portion of the Fund. Mr. Morillo joined Scottish Widows as a UK analyst in 1985, and became the head of the European Team in 1991. Mr. Morillo sits on the Investment Policy Committee and has asset allocation responsibilities for the firm's global equity accounts. Mr. Morillo has been a member of the European Team since 1986.

The Adviser will pay Scottish Widows a fee based on a percentage of the average monthly market value of the Fund's assets assigned to Scottish Widows.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Scottish Widows. The principal business address of the principal executive officer and each of the directors as it relates to their positions at Scottish Widows is P.O. Box 17036, 69 Morrison Street, Edinburgh EH3 8YF, Scotland.

NAME                       TITLE
-------------------------  --------------------------
Orie L. Dudley, Jr.        Chief Executive Officer
W. Leslie Robb             Managing Director
Albert B. Morillo          Director
Allan M. McKenzie          Director
William Main               Director
Michael D. Ross            Director
Alexander Porte            Director
Kenneth A. Anderson        Investment Director
John L. Griffith, Jr.      Investment Director
Fiona I.A. MacRae          Investment Director
David Stanistreet          Investment Director
Franciose Watson           Investment Manager
Mark Webster               Portfolio Manager

          ------------------------------------------------------------

SG YAMAICHI ASSET MANAGEMENT CO., LTD.

SG Yamaichi Asset Management Co., Ltd. ("SG Yamaichi") serves as a Money Manager for a portion of the assets of the International Equity Fund. SG Yamaichi was established in 1971 as a global asset management firm. SG Pacific Asset Management, Inc. and SGY Asset Management (Singapore) Ltd., additional Money Managers to the Funds, are wholly-owned subsidiaries of SG Yamaichi. SG Yamaichi specializes in Japan and Pacific Basin equity management with both active and quantitative strategies. SG Yamaichi and its affiliates currently manage over $20 billion in assets worldwide. The principal address of SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan.

Mr. Marco Wong leads the management team for the assets of the International Equity Fund allocated to SG Yamaichi. Mr. Wong has been with SG Yamaichi since 1986. Mr. Hiroyoshi Nakagawa oversees the Japan investment team in Tokyo, and also serves as a portfolio manager for the International Equity Fund. Mr. Nakagawa joined SG Yamaichi in 1977.

The Adviser will pay SG Yamaichi a fee based on a percentage of the average monthly market value of the Fund's assets assigned to SG Yamaichi.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of SG Yamaichi. The principal business address of the principal executive officer and each of the directors as it relates to their positions at SG Yamaichi is 5-1, Nihombashi Kabutocho, Chuo-ku, Tokyo 103, Japan.

NAME                     TITLE
-----------------------  -----------------------------
Masatada Hommura         President
Hiroo Takaishi           Executive Vice President
Katsumi Deguchi          Executive Vice President
Michel Fromaget          Executive Vice President
Yoshio Okiyama           Senior Managing Director
Masami Fukuoka           Managing Director
Naoshi Saito             Managing Director
Shigeharu Shiraishi      Managing Director
Tatsuo Nakajima          Managing Director
Toshihisa Takahashi      Director
Kunihiko Iwase           Director
Teijiro Yamada           Director
Yoichi Kataoka           Director
Christian d'Allest       Director
Kazuo Ohnuma             Auditor
Mamoru Saito             Compliance Officer

          ------------------------------------------------------------

At the same meeting, the Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, appointed Robertson, Stephens Investment Management, L.P. ("Robertson"), as a Money Manager to the Trust's Small Cap Fund (the "Fund"). Robertson's appointment does not require Shareholder approval. At the same Meeting, the Trustees terminated First of America Investment Corporation as a Money Manager to the Fund, effective on March 24, 1998.

In evaluating Robertson, the Trustees received written and oral information from both SIMC and Robertson. SIMC recommended the selection of Robertson and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Robertson and considered information about portfolio managers, investment philosophy, strategies and process, as well as its performance track record, among other factors. In appointing Robertson, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Robertson; (2) the distinct investment objective and policies of the Fund; (3) the history, reputation, qualification and background of Robertson's personnel and its financial condition; (4) its performance track record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Robertson, including any benefits to be received by Robertson or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SIMC (the "Adviser") and Robertson relating to the Fund, Robertson makes investment decisions for the assets of the Fund allocated to it by SIMC, continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Robertson is independent of SIMC and discharges its responsibility subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other Money Managers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other Agreements. The Sub-Advisory Agreement will remain in effect until March 2000 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Robertson as Money Manager to the Fund, "The Money Managers" Section on page 16 of the Prospectus is amended by inserting the following disclosure:

ROBERTSON, STEPHENS INVESTMENT MANAGEMENT, L.P.

Robertson, Stephens Investment Management, L.P. ("Robertson"), acts as a Money Manager for a portion of the assets of the Small Cap Growth Fund. Robertson is a wholly-owned subsidiary of BankAmerica. Robertson is a registered investment adviser that currently has approximately $5.0 billion of assets under management, $240 million of which is in the small cap product. The principal business address of Robertson is 555 California Street, Suite 2600, San Francisco, California 94104.

Jim Callinan, a managing director of Robertson, is primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Portfolio. He joined Robertson in June 1996 after nine years at Putnam Investments ("Putnam") in Boston, where he served as a portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan also served as a specialty growth research analyst and portfolio manager of both the Putnam Emerging Information Science Trust Fund and the Putnam Emerging Health Sciences Trust Fund while at Putnam.

The Adviser will pay Robertson a fee based on a percentage of the average monthly market value of the Fund's assets assigned to Robertson.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Robertson. The principal business address of the principal executive officer and each of the directors as it relates to their positions at Robertson is 555 California Street, Suite 2600, San Francisco, California 94104.

NAME                   TITLE
---------------------  -----------------------------------
G. Randy Hecht         President and Executive Officer
Jim Callinan           Managing Director
Roderick R. Berry      Vice President
Robert Zidar           Vice President
Cathy Baker            Analyst
Susan Richardson       Analyst
Steve Bishop           Analyst

          ------------------------------------------------------------

SG Pacific Asset Management, Inc. (formerly, Yamaichi Capital Management, Inc.) ("SG Pacific") and SGY Asset Management (Singapore) Ltd. (formerly, Yamaichi Capital Management (Singapore) Limited) ("SGY") currently jointly serve as Money Manager for a portion of the assets of the International Equity and Emerging Markets Equity Funds. Effective January 28, 1998, Societe Generale Asset Management (North Pacific), acquired 85% of the shares of SG Yamaichi Asset Management Co., Ltd. (formerly, Yamaichi International Capital Management Co., Ltd.), the parent of SG Pacific and SGY. In addition, on February 26, 1998, 5% of SG Yamaichi Asset Management's shares were acquired by Himawari Investment Advisory Co., Ltd. The remaining 10% of the shares continue to be held by Yamaichi Investment Trust Management, Co., Ltd. There have been no changes to the portfolio managers for the Funds as a result of these transactions. The prospectus is hereby amended to reflect these changes.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.